ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

(Servicing Retained/MMLPSA dated June 21, 2006)

This is an Assignment, Assumption and Recognition Agreement (this “AAR Agreement”) made as of July 31, 2007, among HSBC Bank, National Association (the “Assignor”), HSI Asset Securitization Corporation (the “Assignee”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”), Deutsche Bank National Trust Company (the “Trustee”) not individually but solely as trustee on behalf of the HSI Asset Loan Obligation Trust 2007-AR2, American Home Mortgage Corp. (the “Company”) and American Home Mortgage Servicing, Inc. (the “Servicer”).

In consideration of the mutual promises contained herein the parties hereto agree that the residential mortgage loans (the “Assigned Loans”) listed on Attachment 1 annexed hereto (the “Assigned Loan Schedule”) purchased by Assignor from Company pursuant to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 21, 2006, between Assignor, Servicer and Company (the “Purchase Agreement”), shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.

Assignment and Assumption

1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title, interest and obligations of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title, interest and obligations in, to and under the Purchase Agreement and Assignee hereby assumes all rights and obligations with respect to the Assigned Loans under the Purchase Agreement. Assignor specifically reserves and does not assign to Assignee any right title and interest in, to or under any Mortgage Loans subject to the Purchase Agreement other than those set forth on Attachment l. The Servicer shall service the Assigned Loans in accordance with the Purchase Agreement as modified by this AAR Agreement.

Recognition of the Company

2. From and after the date hereof, the Company shall and does hereby recognize that the Assignee will transfer the Assigned Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) and this AAR Agreement to HSI Asset Loan Obligation Trust 2007-AR2 (the “Trust”) created pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2007 (the “Pooling Agreement”), among the Assignee as Depositor, the Trustee, the Master Servicer, Wells Fargo Bank, N.A. as securities administrator (the “Securities Administrator”) and Wells Fargo Bank, N.A. as custodian (the “Custodian”). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Assigned Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Assigned Loans, and the Trust hereby acknowledges that it has assumed such representations, warranties and covenants and that any claim by the Company with respect thereto shall be made by written notice to the Trustee, (iii) the Trust shall have all the rights and remedies available to the Assignor, insofar as they relate to the Assigned Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Assigned Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the Purchase Agreement insofar as they relate to the Assigned Loans, shall be deemed to refer to the Trust. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans or the Company’s performance under the Purchase Agreement with respect to the Assigned Loans without the prior written consent of the Assignee, the Master Servicer and the Trustee. Any party requesting such amendment shall, at its own expense, provide to the Assignee, the Master Servicer and the Trustee, an opinion of counsel stating that (i) such amendment is permitted under the terms of the Purchase Agreement and (ii) such amendment will not materially and adversely affect the interests of the holders of any securities issued by the Trust. The Company acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Assigned Loans pursuant to this AAR Agreement and therefore has the right to enforce all obligations of the Company as they relate to the Assigned Loans under the Purchase Agreement and this AAR Agreement.

Representations; Warranties and Covenants

3. Assignor warrants and represents to Assignee, the Master Servicer, the Trust and Company as of the date hereof:

a.
Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

b.
Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

c.	Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Company with respect to the Assigned Loans or the Purchase Agreement;

d.
Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

e.
Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

f.
No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

g.
There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignor's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

4. Assignee warrants and represents to, and covenants with, Assignor, the Master Servicer, the Trust and Company as of the date hereof:

a.
Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to acquire and own the Assigned Loans;

b.
Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's organizational documentation or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

c.
No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

d.
There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement.

5. Company warrants and represents to, and covenants with, Assignor, the Master Servicer, the Trust and Assignee as of the date hereof:

a.
Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

b.
Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

c.
Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company’s organizational documentation or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject, except in such case where the conflict, breach or violation would not have a material adverse effect on the Company or its ability to perform its obligations under this AAR Agreement. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

d.
No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

e.
There is no action, suit, proceeding, investigation or litigation pending or, to Company's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Company, would adversely affect Company's execution or delivery of, or the enforceability of, this AAR Agreement, or the Company's ability to perform its obligations under this AAR Agreement; and

f.
Pursuant to Section 12 of the Purchase Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee, the Master Servicer and the Trust, that the representations and warranties set forth in Section 7.01 and 7.02 of the Purchase Agreement, are true and correct as of the date hereof in all material respects, except that the representation and warranty set forth in Section 7.02(i) shall, for purposes of this AAR Agreement, relate to the Mortgage Loan Schedule attached hereto.

6. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Master Servicer, the Assignee and the Trust (including the Assignee and the Company acting on the Trust’s behalf) in connection with any breach of the representations and warranties made by the Company set forth in Section 5 hereof shall be as set forth in Subsection 7.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

7. In connection with the transfer of the Assigned Loans hereunder, the Company and the Servicer agree that, solely with respect to the Assigned Loans, the following modifications shall be made (all capitalized terms used below shall have the meanings assigned to such terms by this AAR Agreement and such terms shall be incorporated into the Purchase Agreement):

(i) Section 1 of the Purchase Agreement shall be amended so that the definition of Regulation AB is deleted in its entirely and replaced with the following: “Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1 100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506 - 1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.”

(ii) Section 1 of the Purchase Agreement shall be amended so that the definition of Eligible Account is deleted in its entirely and replaced with the following: “Either (i) an account maintained with a federal or state-chartered depository institution or trust company, (ii) an account maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity or (iii) any other account acceptable to each rating agency; provided that an Eligible Account must at all time hold Permitted Investments; provided, further, that if any account maintained pursuant to this Agreement no longer complies with this definition of Eligible Account, then such account shall promptly (and in any case within 30 calendar days) be transferred to an Eligible Account. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the servicer.”

(iii) Section 1 of the Purchase Agreement is amended so that the following definition of Permitted Investments is added thereto; “Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Servicer or any of its respective affiliates:

a)
direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

b)
demand and time deposits in, certificates of deposit of, or bankers’ acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by, any depository institution and rated F1+ by Fitch, A-1+ by Standard & Poor’s and P-1 by Moody’s;

c)	repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution (acting as principal);

d)
securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by Fitch, Moody’s and Standard & Poor’s, and by each other rating agency that rates such securities, in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

e)
commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by Fitch, Moody’s and Standard & Poor’s, and by each other rating agency that rates such securities, in its highest short-term unsecured debt rating available at the time of such investment;

f)
units of money market funds, including money market funds managed by the Servicer or an Affiliate thereof, that have been rated “Aaa” by Moody’s, “AAA” by Standard & Poor’s and, if rated by Fitch, “AAA” by Fitch; and

g)
if previously confirmed in writing to the Servicer, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each of the rating agencies as a permitted investment of funds backing “Aaa” or “AAA” rated securities; provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120.00% of the yield to maturity at par of the underlying obligations.

provided that, for all investments permitted in (a) through (h) above with terms greater than 60 days, if the depository institution’s short-term rating falls below “A-1” (or below “A+” if it has no short-term rating), the account must be moved within 60 days to another depository institution that has a short term-rating of at least “A-1” (or “A+” or higher if it has no short-term rating).

(iv) Section 1 of the Purchase Agreement shall be amended so that the definition of Business Day is deleted in its entirely and replaced with the following: “Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the States of Maryland, Minnesota or New York are authorized or obligated by law or executive order to be closed.”

(v) Section 12 of the Purchase Agreement shall be amended so that the term “subservicer” when used in Section 12 of the Purchase Agreement shall be replaced with the term “Subservicer”.

(vi) Exhibit 7 to the Purchase Agreement shall be amended so that the phrase “[SELLER] in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans” is deleted from the third and fourth line in the first sentence and replaced with “In trust for the trustee on behalf of HSI Asset Loan Obligation Trust 2007-AR2 for the benefit of the certificateholders”

(vii) Section 11.01 of Exhibit 9 to the Purchase Agreement shall be amended so that the phrase “, effect an exchange or reissuance of such Mortgage Loans under Section 1001 of the Code and cause either any REMIC designation made in connection with the Pass-Through Transfer to fail to qualify as a REMIC under the Code or the imposition of any tax on ‘prohibited transactions’ or ‘contributions after the startup day’ under the REMIC provisions of the Code” shall be added after the word “principal” in the ninth line of the second paragraph thereof.

(viii) Section 11.04 of Exhibit 9 to the Purchase Agreement shall be amended so that the last paragraph thereof is deleted in its entirety.

(ix) Section 11.04 of Exhibit 9 to the Purchase Agreement shall be amended to add the following as 11.04(viii) and the remainder of Section 11.04 shall be renumbered accordingly:

“(viii) with respect to each Principal Prepayment, an amount (to be paid by the Seller out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment, equals one month’s interest on the amount of principal so prepaid at the Mortgage Interest Rate, provided, however, that in no event shall the aggregate of the deposits made by the Seller pursuant to this clause (viii) exceed the aggregate amount of the Seller’s Servicing Fee in the calendar month in which such deposits are required.”

(x) Section 11.14 of Exhibit 9 to the Purchase Agreement shall be amended so that the references to the “Purchaser” therein shall be replaced with references to “the Master Servicer”.

(xi) Section 11.14 of Exhibit 9 to the Purchase Agreement shall be amended so that the following paragraph is added to the end of the section:

All remittances required to be made to the Securities Administrator under this Section 11.14 shall be made to the following wire account:

Bank Name:	Wells Fargo Bank, N.A.
Bank City/State:	San Francisco, California
ABA Number:	121-000-248
Account Name:	SAS Clearing
Account Number:	3970771416
FFC:	53168200 - HALO 2007-AR2 Distribution Account

(xii) Section 11.24 of Exhibit 9 to the Purchase Agreement shall be amended so that the references to the “Purchaser” therein shall be replaced with references to “the Master Servicer, the Depositor, the Trustee or any other party required to file the reports referred to in this Section 11.24”.

8. Pursuant to Section 11.15 of Exhibit 9 to the Purchase Agreement, no later than the tenth (10th) calendar day of the month, or if such tenth (10th) calendar day is not a Business Day, the first Business Day following such tenth (10th) calendar day of each month, the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in such format mutually agreed-upon between the Servicer and the Master Servicer, (b) default loan data in such format mutually agreed upon between the Servicer and the Master Servicer and (c) information regarding the realized losses and gains as in such format mutually agreed upon between the Servicer and the Master Servicer, in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and the Servicer, and (iii) all supporting documentation reasonably necessary and available with respect to the information required above. Notwithstanding the foregoing, the Servicer is not required to report data relating to prepayment charges or penalties.

9. Notwithstanding any term hereof to the contrary, the execution and delivery of this AAR Agreement by the Trustee is solely in its capacity as trustee for the Trust and not individually, and any recourse against the Trustee in respect of any obligations it may have under or pursuant to the terms of this AAR Agreement shall be limited solely to the assets it may hold as trustee of the Trust. It is expressly understood and agreed by the parties hereto that (i) this AAR Agreement is executed and delivered by the Trustee, not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred upon and vested in it, (ii) each of the representations, undertakings and agreements by the Assignee is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust (including, but not limited to, any amounts to be paid under the Purchase Agreement), or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this AAR Agreement, the Pooling Agreement or any related document.

Miscellaneous

10. All demands, notices and communications related to the Assigned Loans, the Purchase Agreements and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

a.	In the case of Company,

American Home Mortgage Corp.
538 Broadhollow Road
Melville, New York 11747
Attention: Robert F. Johnson, Jr.

With copies to:

American Home Mortgage Corp.
538 Broadhollow Road
Melville, New York 11747
Attention: Alan B. Horn, General Counsel

b.	In the case of Assignor,

HSBC Bank USA, National Association
Re: HALO 2007-AR2
452 Fifth Avenue
New York, New York 10018
Attention: ABS/MBS Structured Finance

c.	In the case of Assignee,

HSI Asset Securitization Corporation
452 Fifth Avenue, 10th floor
New York, New York 10018
Attention: ABS/MBS Structured Finance

c.	In the case of Trustee,

Deutsche Bank National Trust Company
1761 St. Andrew Place
Santa Ana, California 92705
Attn: Trust Administration - HB07L2

d.	In the case of the Master Servicer:

Wells Fargo Bank, N.A.
9062 Old Annapolis Road,
Columbia, Maryland 21045
Attention: Client Manager - HALO 2007-AR2

e.	In the case of the Securities Administrator:

Wells Fargo Bank, N.A.
9062 Old Annapolis Road,
Columbia, Maryland 21045
Attention: Client Manager - HALO 2007-AR2

11. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

12. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

13. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively hereunder.

14. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

15. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

16. In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

HSBC BANK USA, NATIONAL ASSOCIATION Assignor

By:	/s/ Timothy Heller
Name: Timothy Heller Title: Officer #15568

HSI ASSET SECURITIZATION CORPORATION

By:	/s/ Andrea Lenox
Name: Andrea Lenox Title: Vice President

AMERICAN HOME MORTGAGE CORP.

By:	/s/ Alan B. Horn
Name: Alan B. Horn Title: Executive Vice President General Counsel & Secretary

AMERICAN HOME MORTGAGE SERVICING, INC.

By:	/s/ Alan B. Horn
Name: Alan B. Horn Title: Executive Vice President General Counsel & Secretary

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:	/s/ Ronaldo Reyes
Name: Ronaldo Reyes Title: Vice President

WELLS FARGO BANK, N.A., as Master Servicer

By:	/s/ Martin Reed
Name: Marin Reed Title: Vice President

S-1

ATTACHMENT 1

(Form of Assigned Loan Tape)

ATTACHMENT 2

(Form of Purchase Agreement)

B-1